UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2023

HESKA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-22427	77-0192527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3760 Rocky Mountain Avenue, Loveland, Colorado 80538
(Address of principal executive offices) (ZIP code)

(970) 493-7272
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	HSKA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously announced, on March 31, 2023, Heska Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Antech Diagnostics, Inc., a California corporation (“Acquiror”), Helsinki Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of Acquiror (“Merger Sub”), and, solely for purposes of Section 9.15 of the Merger Agreement, Mars, Incorporated, a Delaware corporation (“Parent”). On June 13, 2023 (the “Closing Date”), pursuant to the terms and conditions set forth in the Merger Agreement, Merger Sub was merged with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly-owned subsidiary of Acquiror. Additionally, as previously announced, on March 31, 2023, in connection with the execution of the Merger Agreement, the Company entered into an Earn-Out Amendment and Settlement Agreement (the “Purchase Agreement Amendment”) to that certain Sale and Purchase Agreement, dated as of November 1, 2021 (the “Purchase Agreement”), by and among the Company, Heska GmbH, a wholly-owned subsidiary of the Company, F2 Beteiliguns GmbH & Co. KG (“VetZ Seller 1”), F3P GmbH (“VetZ Seller 2” and, together with VetZ Seller 1, the “VetZ Sellers”), Mr. Ingo Fraedrich, and Mr. Thomas Fraedrich, pursuant to which the terms of the earnout payments in the Purchase Agreement were amended. In connection with the consummation of the Merger, a portion of the earnout payment under the Purchase Agreement has been accelerated pursuant to the terms of the Purchase Agreement Amendment and will be paid to the VetZ Sellers within 20 days of the Closing Date.

The foregoing descriptions of the Merger, the Merger Agreement and the Purchase Agreement Amendment do not purport to be complete and are qualified in their entirety by reference to the full texts of the Merger Agreement and the Purchase Agreement Amendment which are included as Exhibit 2.1 and 2.2, respectively, to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by the Company on April 3, 2023 and are incorporated by reference herein.

Item 2.01.	Completion of Acquisition of Disposition of Assets.

The information set forth in the Introductory Note and under Items 5.01, 5.02, 5.03 and 8.01 of this Current Report on Form 8-K is incorporated by reference in its entirety into this Item 2.01.

At the effective time of the Merger (the “Effective Time”), (1) each share of public common stock, par value $0.01 per share, of the Company (“Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares of Company Restricted Stock (as defined below), shares owned by the Company, any of the Company’s subsidiaries, Parent, any of Parent’s subsidiaries (including Acquiror, any of Acquiror’s subsidiaries and Merger Sub), or by stockholders who have properly exercised and perfected appraisal rights under Delaware law) was cancelled and converted into the right to receive $120.00 per share in cash, without interest (the “Merger Consideration”), (2) each option to purchase shares of Common Stock (“Company Option”) that was outstanding and unexercised as of immediately prior to the Effective Time (whether vested or unvested and whether subject to service-based or performance-based vesting conditions), (i) was deemed to be fully vested (including with respect to any performance-based vesting requirements) and (ii) was cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (A) the number of shares of Common Stock subject to such Company Option (after giving effect to (1)(i) of this paragraph) and (B) the excess, if any, of the Merger Consideration over the exercise price per share of Common Stock of such Company Option, (3) each share of Common Stock subject to vesting or forfeiture (“Company Restricted Stock”) that was outstanding as of immediately prior to the Effective Time (i) was deemed to be fully vested (including with respect to any performance-based vesting requirements) and (ii) was cancelled and converted into the right to receive an amount, in cash, without interest, equal to the product of (A) the number of shares of Company Restricted Stock held by such holder (after giving effect to (3)(i) of this paragraph) and (B) the Merger Consideration, and (4) each Company restricted stock unit (“Company RSU”) that was outstanding as of immediately prior to the Effective Time (i) was deemed to be fully vested (including with respect to any performance-based vesting requirements, but excluding certain performance-based Company RSUs that were granted in 2023, which vested at target level of performance) as to the number of shares of Common Stock issuable pursuant to such Company RSU and (ii) was cancelled and converted into the right to receive an amount, in cash, without interest, equal to the product of (A) such number of shares of Common Stock issuable pursuant to such Company RSU held by such holder (after giving effect to (4)(i) of this paragraph) and (B) the Merger Consideration.

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Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, the Company notified representatives of the Nasdaq Stock Market LLC (“NASDAQ”) that the Merger had been completed and requested that NASDAQ delist the Common Stock. As a result, trading of the Common Stock, which traded under the ticker symbol “HSKA” on NASDAQ, was halted after the close of trading on June 12, 2023 and will be suspended effective prior to the opening of trading on June 14, 2023. In addition, the Company requested that NASDAQ file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) on Form 25 in order to effect the delisting of the shares of the Common Stock from NASDAQ and deregistration of such shares under Section 12(b) of the Exchange Act. The Company also intends to file with the SEC a Form 15 under the Exchange Act requesting the deregistration of the shares of the Common Stock under Section 12(g) of the Exchange Act and suspension of the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification of Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01, 5.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference in its entirety into this Item 3.03.

At the Effective Time, each holder of Common Stock immediately prior to the Effective Time ceased to have any rights as a stockholder of the Company other than the right to receive the Merger Consideration pursuant to the Merger Agreement.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by the Company on April 3, 2023 and is incorporated by reference herein.

Item 5.01.	Change of Control of Registrant.

The information set forth in the Introductory Note and under Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference in its entirety into this Item 5.01.

In connection with the Merger and at the Effective Time, a change of control of the Company occurred and Merger Sub merged with and into the Company, with the Company continuing as the Surviving Corporation and a wholly-owned subsidiary of Acquiror.
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Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference in its entirety into this Item 5.02.

Pursuant to the Merger Agreement, at the Effective Time, all of the members of the Company’s board of directors (which consisted of Sharon J. Maples, David E. Sveen, Ph.D., Stephen L. Davis, Robert L. Antin, Mark F. Furlong, Dr. Joachim Hasenmaier, Scott W. Humphrey and Kevin S. Wilson) ceased to be directors of the Company, and Nefertiti Greene, Giamabatista Martano and Timothy Hirsch became directors of the Company.

Also in connection with the Merger and as contemplated by the Merger Agreement, following the consummation of the Merger, Nefertiti Greene, Giambatista Martano, Timothy Hirsch, Keith Melman, Anthony Gedeller, Peter Kim and Chad Susie became officers of the Company.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement which is included as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by the Company on April 3, 2023 and is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference in its entirety into this Item 5.03.

Promptly following the Effective Time, the Restated Certificate of Incorporation of the Company that was in effect immediately before the Effective Time was amended and restated to be in the form attached hereto as Exhibit 3.1 (the “Amended and Restated Certificate of Incorporation”). In addition, promptly following Effective Time, the Amended and Restated Bylaws of the Company as in effect immediately prior to the Effective Time were amended and restated in their entirety to be in the form attached hereto as Exhibit 3.2 (the “Amended and Restated Bylaws”).

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full texts of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, which are filed as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and incorporated by reference herein.

Item 8.01.	Other Events.

On June 13, 2023, Parent issued a press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of March 31, 2023, by and among Heska Corporation, Antech Diagnostics, Inc., Helsinki Merger Sub LLC and, solely for purpose of Section 9.15 of the Merger Agreement, Mars, Incorporated (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K filed on April 3, 2023 (File No.000-22427))

2.2
Earn-Out Amendment and Settlement Agreement, dated as of March 31, 2023, by and among Heska Corporation, Heska GmbH, F2 Beteiliguns GmbH & Co. KG, F3P GmbH, Mr. Ingo Fraedrich and Mr. Thomas Fraedrich (incorporated by reference to Exhibit 2.2 to the Company’s Form 8-K filed on April 3, 2023 (File No.000-22427))

3.1	Amended and Restated Certificate of Incorporation of Heska Corporation, dated June 13, 2023
3.2	Amended and Restated Bylaws of Heska Corporation, dated June 13, 2023
99.1	Press Release issued by Mars, Incorporated, dated June 13, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HESKA CORPORATION

Date: June 13, 2023	By:	/s/ Christopher Sveen
Christopher Sveen
Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

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